UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

February 19, 2013

Dewmar International BMC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

001-32032	26-4465583
(Commission File Number)	(IRS Employer Identification No.)

132 E. Northside Dr., Suite C Clinton, Mississippi	39056
(Address of Principal Executive Offices)	(Zip Code)

(601) 488-4360

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On April 16, 2013 the Company entered into a Securities Purchase Agreement and Convertible Promissory Note with Asher Enterprises, Inc.   The Securities Purchase Agreement was for the purchase of the Convertible Promissory Note in the amount of $42,500.  See Exhibit 99.1 attached hereto. The principal amount of the Note is $42,500 and the maturity date of the Note is January 20, 2013 and carries an interest rate of 8%. The conversion and more detailed terms are contained in the Convertible Promissory Note which is Exhibit 99.2 attached hereto.  The principal amount was funded on April 29, 2013.

On February 19, 2013 the Company entered into a Securities Purchase Agreement and Convertible Promissory Note with Asher Enterprises, Inc.   The Securities Purchase Agreement was for the purchase of the Convertible Promissory Note in the amount of $32,500.  See Exhibit 99.3 attached hereto. The principal amount of the Note is $32,500 and the maturity date of the Note is November 21, 2013 and carries an interest rate of 8%. The conversion and more detailed terms are contained in the Convertible Promissory Note which is Exhibit 99.4 attached hereto.  The principal amount was funded on February 25, 2013.

As of May 6, 2013, the total amount of issued and outstanding shares of common stock are 194,218,960.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

It is with deep sadness that we announce the untimely passing of Kevin Murphy, a director of the corporation. Mr. Murphy served the corporation well and helped guide the company through key merger transactions.

"This is a personal and professional loss for me," said Marco Moran chairman and chief executive officer, “as Mr. Murphy has helped guide our company with keen intelligence and wisdom.  He was insightful and inspiring.  We will miss him dearly, but we will strive to do justice to his memory by sustaining his values and dedication to success as part of our core company culture."

In accordance with company by-laws and as a result of Mr. Murphy’s recent passing, the Nominating Committee of the Board has commenced a search for a director who will qualify to serve on the Board of Directors.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits
99.1	Asher Securities Purchase Agreement
99.2	Asher Convertible Promissory Note
99.3	Asher Securities Purchase Agreement
99.4	Asher Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2013

By: /s/ Marco Moran

Name:   Marco Moran

Title:  President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Asher Securities Purchase Agreement
99.2	Asher Convertible Promissory Note
99.3	Asher Securities Purchase Agreement
99.4	Asher Convertible Promissory Note

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